Exhibit 10.5

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT, dated as of June 16, 2021 (this “Amendment”), to that certain amended and restated registration rights agreement (the “A&R Registration Rights Agreement”), dated as of February 21, 2021, by and among Fortress Value Acquisition Corp. II, a Delaware corporation (the “Company”), Fortress Acquisition Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), the other Existing Holders and the New Holders. Capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed thereto in the A&R Registration Rights Agreement.

WHEREAS, the undersigned parties listed under Existing Holders on the signature page hereto (the “Existing Holder Consenting Parties”) comprise a majority-in-interest of the Registrable Securities held by the Existing Holders and the undersigned parties listed under New Holders on the signature page hereto (the “New Holder Consenting Parties”) comprise a majority-in-interest of the Registrable Securities held by the New Holders and have consented to this Amendment;

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

1.1 Amendments to the A&R Registration Rights Agreement.

(a) Article 1 of the A&R Registration Rights Agreement is hereby amended by amending and restating the following definitions as set forth below:

“Founder Shares Lock-Up Period” shall mean, with respect to the Founder Shares, from the Effective Time (as defined in the Merger Agreement) until the earlier to occur of (A) 180 days after the Effective Time; and (B) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their Company Stock for cash, securities or other property.

“New Holder Lock-Up Period” shall mean, with respect to the Company Stock held by the New Holders or their Permitted Transferees, from the Effective Time until the earlier to occur of (A) 180 days after the Effective Time; and (B) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public stockholders having the right to exchange their Company Stock for cash, securities or other property.

“Registrable Security” shall mean (a) the shares of Company Stock issued upon the conversion of the Founder Shares, (b) any issued and outstanding shares of Company Stock or any other equity security (including the shares of Company Stock issued or issuable upon the exercise, exchange or conversion of any other equity security) of the Company held by an Existing Holder immediately after the Effective Time, (c) any outstanding shares of Company Stock or any other equity security of the Company held by a New Holder immediately after the Effective Time (including shares transferred to a Permitted Transferee and the shares of Company Stock issued or issuable upon the exercise of any such other equity security), (d) the Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Placement Warrants), (e) any shares of Company Stock issued or issuable as Earn Out Shares to a New Holder and (f) any other equity security of the Company issued or issuable with respect to any such share of Company Stock described in the foregoing clauses (a) through (e) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization, stock exchange, stock reconstruction and amalgamation or contractual control arrangement with, purchasing all or substantially all of the assets of, or engagement in any other similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates or book entries for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) with respect to any Holder, at such time as (1) all remaining shares of Company Stock held by such Holder do not exceed 0.5% of the then-outstanding shares of Company Stock and (2) may be sold without registration and without any limitations, including or restrictions on volume, manner of sale or other limitations or restrictions pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (“Rule 144”).

1.2 Agreement in Effect. Except as expressly amended by this Amendment, the A&R Registration Rights Agreement shall remain in full force and effect in accordance with its terms. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the A&R Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein.

1.3 Effectiveness. This Amendment shall be valid and enforceable as of the date of this Agreement, and shall form a part of the A&R Registration Rights Agreement for all purposes hereafter, and may not be revoked by any party hereto, subject in all respects to Section 6.7 of the A&R Registration Rights Agreement.

1.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AMENDMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AMENDMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written above.

COMPANY:

FORTRESS VALUE ACQUISITION CORP. II, a Delaware corporation

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight
Title: Chief Executive Officer

EXISTING HOLDERS:

FORTRESS ACQUISITION SPONSOR II LLC, a Delaware limited liability company

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette
Title: Secretary

By:	/s/ Joshua A. Pack
Name: Joshua A. Pack

By:	/s/ Andrew A. McKnight
Name: Andrew A. McKnight

By:	/s/ Daniel N. Bass
Name: Daniel N. Bass

By:	/s/ Micah B. Kaplan
Name: Micah B. Kaplan

By:	/s/ Alexander P. Gillette
Name: Alexander P. Gillette

By:	/s/ Marc Furstein
Name: Marc Furstein

By:	/s/ Leslee Cowen
Name: Leslee Cowen

By:	/s/ Aaron F. Hood
Name: Aaron F. Hood

By:	/s/ Carmen A. Policy
Name: Carmen A. Policy

By:	/s/ Rakefet Russak-Aminoach
Name: Rakefet Russak-Aminoach

By:	/s/ Sunil Gulati
Name: Sunil Gulati

[Signature Page to First Amendment to A&R Registration Rights Agreement]

NEW HOLDERS:

Dakota HoldCo, LLC

By:	/s/ Gregory Steil
Name: Gregory Steil
Title: Manager and Vice President

GCM GROSVENOR CO-INVESTMENT OPPORTUNITIES FUND, LP

By: GCM CGIF FUND PARTNERS IV, L.P., its general partner

BY: CFIG HOLDINGS, LLC, its general partner

By:	/s/ Todd Henigan
Name: Todd Henigan
Title: Authorized Signatory

GCM T&R HOLDINGS, LLC

By: CFIG HOLDINGS, LLC, its managing member

By:	/s/ Todd Henigan
Name: Todd Henigan
Title: Authorized Signatory

Wilco Acquisition, LP
By: Wilco GP, Inc. its general partner

By:	/s/ John Maldonado
Name: John Maldonado
Title: President

[Signature Page to First Amendment to A&R Registration Rights Agreement]